Interest and Other Income	12 Months Ended
Dec. 31, 2017
Text Block1 [Abstract]
Interest and Other Income

Notes to the Consolidated Financial Statements

5 INTEREST AND OTHER INCOME

	$ million
	2017	2016	2015
Interest income	677	451	359
Dividend income (from investments in securities)	375	264	456
Net gains on sale and revaluation of non-current assets and businesses	1,640	2,141	3,460
Net foreign exchange (losses)/gains on financing activities	(453)	343	(649)
Other	227	(302)	43
Total	2,466	2,897	3,669

In 2017, net gains on sale of non-current assets and businesses arose mainly in respect of gains on the sale of Upstream assets in the UK and the USA as well as Downstream assets in Australia and Saudi Arabia, partly offset by a loss on the Motiva transaction (see Note 29). Net foreign exchange losses on financing activities in 2017 includes a charge of $545 million from the release of cumulative currency translation differences following the restructuring of funding for our North America businesses.

In 2016, net gains on sale of non-current assets and businesses arose mainly in respect of Upstream assets in North America and Downstream assets in Denmark and Japan. In addition, in respect of a decrease in Shell’s interest in Woodside Petroleum Limited (Woodside), a revaluation gain of $293 million was recognised and a gain of $358 million on the related release of cumulative currency translation differences was recognised in net foreign exchange gains on financing activities. Other mainly relates to the write down of an investment in securities.

In 2015, net gains on sale of non-current assets and businesses arose mainly in respect of interests in Nigeria (Upstream), interests in France and Norway (Downstream) and an office building in the UK (Corporate).

Other net foreign exchange losses of $47 million in 2017 (2016: $49 million; 2015: $197 million) were included in purchases.

FINANCIAL STATEMENTS AND SUPPLEMENTS SHELL ANNUAL REPORT AND FORM 20-F 2017	1